MDA SPACE LTD.

(INCORPORATED UNDER THE LAWS OF ONTARIO)

NUMBER

CERT.9999

THIS CERTIFIES THAT

SHARES

9,000,000,000***
9,000,000,000*
****9,000,000,000***
*****9,000,000,000**
******9,000,000,000*

** SPECIMEN **

is the registered owner of

CUSIP: 55293N109
ISIN: CA55293N1096

* NINE BILLION AND 00/100 *

FULLY PAID AND NON-ASSESSABLE COMMON SHARES IN THE CAPITAL OF

MDA SPACE LTD.

transferable only on the books of the Corporation by the registered holder in person or by duly authorized Attorney on surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized officers.

DATED: JANUARY 01, 2009

COUNTERSIGNED AND REGISTERED by
TSX Trust Company
Toronto, Ontario, Canada,
Transfer Agent and Registrar

Michael Greenley
Chief Executive Officer

Vito Culmone
Chief Financial Officer

By____________________

AUTHORIZED OFFICER

The Shares represented by this Certificate are transferable at the offices of TSX Trust Company, Toronto, Ontario, Canada

SECURITY INSTRUCTIONS ON REVERSE   VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO

Printed by CANADIAN BANK NOTE COMPANY, LIMITED

00020974

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

(PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE)

			-				-			
			-				-			

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

____

____ Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said Stock on the Books of the within named Corporation, with full power of substitution in the premises.

Dated: ______________________

Signature: ______________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A SCHEDULE 1 CANADIAN CHARTERED BANK OR AN ELIGIBLE GUARANTOR INSTITUTION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.

Guaranteed by: ______________________

999999

TIR5405

ACCT9999

CERT.9999

RESTRICTIONS